Exhibit 10.8

MASTER REAFFIRMATION AGREEMENT

This MASTER REAFFIRMATION AGREEMENT (this “Agreement”) is made as of this 23rd day of September, 2011, by and among ZOE’S KITCHEN USA, LLC, a Delaware limited liability company (“Borrower”), each of the other Credit Parties signatory hereto (together with Borrower, each an “Obligor” and collectively the “Obligors”) and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (“Agent”) for the Lenders party to the Amended and Restated Credit Agreement described below and all other Secured Parties.  All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Amended and Restated Credit Agreement.

W I T N E S S E T H:

A.                                    The Borrower, certain Obligors, Agent and certain Lenders have entered into that certain Loan Agreement (Revolving Line of Credit) dated as of December 14, 2007 (as amended, restated, supplemented, or otherwise modified through but not including the date hereof, the “Initial Credit Agreement”), pursuant to which the Lenders made loans and other financial accommodations to the Borrower, subject to the terms and conditions set forth therein.

B.                                    The Obligors, Agent and the Lenders party thereto have agreed to amend and restate the Initial Credit Agreement in its entirety, without constituting a novation, pursuant to that certain Amended and Restated Credit Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”) by and among Agent, the Lenders, the Borrower and the other Obligors party thereto.

C.                                    The Obligors have previously reviewed, consented to and executed various agreements, documents and instruments in connection with the Initial Credit Agreement including, without limitation, those agreements, documents and instruments described on Exhibit A hereto (collectively, the “Existing Collateral Documents”) and copies of which are attached hereto as Exhibit B.

D.                                    Each Obligor shall derive both direct and indirect benefits from the loans and other financial accommodations (collectively, the “Loans”) made pursuant to the provisions of the Amended and Restated Credit Agreement.

E.                                     One of the conditions precedent to Agent and the Lenders entering into the Amended and Restated Credit Agreement is that each Obligor execute and deliver this Agreement to acknowledge and agree that the Existing Collateral Documents, and the liens, security interests and guarantees granted and issued thereunder, secure and guaranty the Obligations and all other obligations, liabilities and indebtedness (collectively, the “Liabilities”) of the Obligors under the Amended and Restated Credit Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

1.                                      References Contained in the Existing Collateral Documents.  All references in the Existing Collateral Documents to the “Obligations” or any other obligations, liabilities or indebtedness of the Obligors owing from time to time and at any time to Agent and the Lenders shall be deemed to refer to, without limitation, the “Obligations” of the Credit Parties under, pursuant to and as defined in the Amended and Restated Credit Agreement.  All references in the Existing Collateral Documents to the “Credit Agreement” shall be deemed to refer to the Amended and Restated Credit Agreement.  All references in the Existing Collateral Documents to the “Loan Documents” shall be deemed to refer to and include, without limitation, the “Loan Documents” as defined in the Amended and Restated Credit Agreement.  All references in the Existing Collateral Documents to the “Borrower” or “Credit Parties” shall be deemed to refer to the “Borrower” or “Credit Parties” under, pursuant to and as defined in the Amended and Restated Credit Agreement.

2.                                      Reaffirmation.  In connection with the execution and delivery of the Amended and Restated Credit Agreement, each Obligor, as borrower, debtor, grantor, mortgagor, pledgor, guarantor or assignor, or in any other similar capacities in which such Person grants Liens or security interests in its Property or otherwise acts as an accommodation party or guarantor, as the case may be, in any case under the Existing Collateral Documents, hereby (i) ratifies and reaffirms all of its payment, performance and observance obligations and liabilities, whether contingent or otherwise, under each of such Existing Collateral Documents, as amended hereby, to which it is a party, and (ii) to the extent such Person granted Liens on or security interests in any of its Property pursuant to any such Existing Collateral Document as security for the Liabilities of such Person under or with respect to the Existing Collateral Documents or any of the other Loan Documents, ratifies and reaffirms such grant of security and confirms and agrees that such Liens and security interests hereafter secure all of the Liabilities of such Person and the other Obligors, as applicable, under the Existing Collateral Documents, as amended hereby, in each case including, without limitation, all additional obligations, indebtedness and liabilities resulting from the Amended and Restated Credit Agreement, and as if each reference in such Existing Collateral Documents, as amended hereby, to the obligations, indebtedness and liabilities secured thereby are construed hereafter to mean and refer to such obligations, indebtedness and liabilities under the Amended and Restated Credit Agreement and the other Loan Documents, including, without limitation, the Existing Collateral Documents, as amended hereby.

Each Obligor acknowledges receipt of a copy of the Amended and Restated Credit Agreement and the Loan Documents executed and delivered in connection therewith and acknowledges that each of the Existing Collateral Documents, as amended hereby, remains in full force and effect and hereby is ratified and confirmed.  The execution and delivery of this Agreement, and the performance of the Obligors’ obligations hereunder, shall not (i) operate as a waiver of any right, power or remedy of the Agent or the Lenders, (ii) constitute a waiver of any provision of any of the Existing Collateral Documents, or (iii) constitute a novation of any of the Liabilities or other obligations under the Initial Credit Agreement or the Loan Documents

(including, without limitation, the Existing Collateral Documents).  Each Obligor agrees that this Agreement constitutes a “Loan Document” under the Amended and Restated Credit Agreement.

3.                                      Representations and Warranties.  (a)  Each Obligor hereby confirms to the Agent that the representations and warranties set forth in the Existing Collateral Documents, as amended by this Agreement, made by such Obligor are true and correct in all respects as of the date hereof and shall be deemed to be remade as of the date hereof.  Each Obligor hereby represents and warrants to the Agent that: (i) such Person has the corporate, limited liability company or limited partnership (as applicable) power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) upon the execution and delivery hereof, this Agreement shall be valid, binding and enforceable upon such Person in accordance with its terms; (iii) the execution and delivery of this Agreement do not and shall not (A) contravene the terms of any of such Person’s Organization Documents, (B) conflict with or result in any material breach or contravention of any document (1) evidencing any Contractual Obligation to which such Person is a party or (2) binding upon or applicable to all or any portion of such Person’s Property, or (C) violate any Requirement of Law or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject except where such violation, individually or in the aggregate, could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect and (iv) no “Default” or “Event of Default” exists.

(b)                                 In connection herewith, the parties hereto desire to amend and restate the schedules to that certain Guaranty and Security Agreement dated as of December 14, 2007 among the Obligors and Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Security Agreement”) in their entirety without constituting a novation.  Obligors hereby represent and warrant to Agent that such schedules to the Existing Security Agreement attached hereto as Exhibit C are true, correct and complete in all respects as of the date hereof.

4.                                      No Further Amendments; Ratification of Liability; Effect.   Except as amended hereby, each of the Existing Collateral Documents shall remain in full force and effect in accordance with their respective terms.  Each Obligor hereby ratifies and confirms its liabilities, obligations and agreements under the Existing Collateral Documents, all as amended by this Agreement, and acknowledges that (i) the Obligors have no defenses, claims or set-offs to the enforcement by the Agent of such liabilities, obligations and agreements, and (ii) the Agent does not waive, diminish or limit any term, condition or covenant contained in the Existing Collateral Documents.

5.                                      Successors and Assigns.  This Agreement shall be binding upon each Obligor and its successors and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns; all references herein to the Obligors shall be deemed to include their respective successors and assigns.  The successors and assigns of such Persons shall include, without limitation, their respective receivers, trustees or debtors-in-possession.

6.                                      Definitions.  All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

7.                                      Governing Law.  THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT.

8.                                      Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

9.                                      Merger.  This Agreement represents the final agreement of each Obligor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, between any of the Obligors and the Agent.

10.                               Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

11.                               Section Headings.  The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

12.                               Further Assurances.  Each Obligor hereby agrees from time to time, as and when requested by the Agent, to execute and deliver or cause to be executed and delivered (or otherwise authorized), all such documents, instruments and agreements, including, without limitation, any UCC financing statements (including, without limitation, any initial financing statements or in lieu financing statements), and to take or cause to be taken such further or other action as the Agent may deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Amended and Restated Credit Agreement and the Loan Documents, as amended hereby.

13.                               Release.  Each Obligor, on its own behalf and on behalf of its representatives, partners, agents, employees, servants, officers, directors, shareholders, subsidiaries, affiliated and related companies, successors and assigns (collectively, the “Obligor Group”), hereby releases and forever discharges the Agent, the Lenders, and their respective officers, directors, subsidiaries, affiliated and related companies, agents, servants, employees, shareholders, representatives, successors, assigns, attorneys, accountants, assets and properties, as the case may be (collectively, the “Lender Indemnified Group”), of and from all manner of actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, obligations, liabilities, costs, expenses, losses, damages, judgments, executions, claims and demands of whatsoever kind or nature, in law or in equity, whether known or unknown, concealed or hidden, foreseen or unforeseen, contingent or actual, liquidated or unliquidated, arising out of or relating to the

Initial Credit Agreement or any of the agreements, documents and instruments executed and delivered in connection therewith or any related matter, cause or thing or any transaction contemplated thereby, that any of the Obligor Group, jointly or severally, has had, now has or hereafter can, shall or may have against the Lender Indemnified Group, or any member thereof, directly or indirectly, through the date hereof.

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IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the day and year first set forth above.

OBLIGORS:

ZOE’S KITCHEN USA LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S KITCHEN, INC., a Delaware corporation

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

SOHO FRANCHISING, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S ARIZONA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S COLORADO, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S FLORIDA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan

Master Reaffirmation

Name:	Jason Morgan
Title:	CFO

ZOE’S KITCHEN HOLDING COMPANY, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S LOUISIANA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S MARYLAND, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S RESTAURANTS NASHVILLE, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S NORTH CAROLINA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S OKLAHOMA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

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ZOE’S RESTAURANTS, L.L.C, an Alabama limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S SOUTH CAROLINA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZOE’S TEXAS, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZK TEXAS BEVERAGES, LLC, a Texas limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZK TEXAS HOLDINGS, LLC, a Texas limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

ZK TEXAS MANAGEMENT, LLC, a Texas limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

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ZOE’S VIRGINIA, LLC, a Delaware limited liability company

By:	/s/ Jason Morgan
Name:	Jason Morgan
Title:	CFO

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IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first set forth above.

AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:	/s/ Daniel Nunes
Name:	Daniel Nunes
Title:	Duly Authorized Signatory

Master Reaffirmation